                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 22, 1997



                    CRESCENT REAL ESTATE EQUITIES COMPANY
           (formerly known as Crescent Real Estate Equities, Inc.)

             (Exact name of Registrant as specified in its Charter)


        Texas                      1-13038                  52-1862813
(State of Organization)     (Commission File Number)      (IRS Employer
                                                          Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                          76102
(Address of Principal Executive                          (Zip Code)
Offices)

                                 (817) 877-0477
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         HOUSTON CENTER. On September 22, 1997, the Company acquired Houston Center, an approximately 3.0 million square foot, mixed-use property located in the Central Business District ("CBD") submarket of Houston, Texas. The Company acquired fee simple title to Houston Center from an unaffiliated entity for an aggregate purchase price of $327.6 million. The purchase price was funded through a $100 million draw under the Company's unsecured $450 million credit facility from a consortium of banks led by BankBoston, N.A. and $227.6 million raised from the $400 million of senior unsecured debt issued by Crescent Real Estate Equities Limited Partnership, the Company's operating partnership, in a private placement which closed on September 22, 1997.

         Houston Center consists of three high-rise Class A office buildings aggregating approximately 2.8 million net rentable square feet ("HC Office Properties"), approximately 191,000 net rentable square feet of retail space, four parking garages aggregating 2,698 spaces, a leasehold interest in First City Tower Garage for the use of 731 spaces (collectively with the HC Office Properties, "HC Complex"), a 399-room Four Seasons Hotel, 114 luxury apartments and approximately 20 acres of contiguous undeveloped commercial land which currently contains eight surface parking lots which have an aggregate of 1,490 spaces used by the HC Complex. The Company has offered and expects an affiliate of Crescent Operating, Inc. to accept the opportunity to become the lessee and operator of the Four Seasons Hotel and 114 luxury apartments. The Company has allocated approximately $250.1 million (approximately $84.63 per square foot of net rentable area) of the purchase price to the HC Complex. Developed between 1974 and 1983, the HC Office Properties are situated on approximately 5.7 acres.

         As of June 30, 1997, the HC Office Properties were 92% leased with a weighted average base rental rate per square foot of $8.00 (a weighted average full-service rental rate of $14.35). The HC Office Properties' leases are primarily triple net, with the tenant responsible for payment or reimbursement of, in addition to base rent, of most operating costs of the property, including utilities, real estate taxes and insurance. The weighted average remaining lease term for the HC Office Properties is approximately 4.1 years. The HC Office Properties are leased to approximately 220 tenants, the major tenants having principal businesses in the industry sectors of energy, as well as professional services such as accounting, consulting, engineering and legal. Major tenants include Chevron USA, Inc., Ernst & Young U.S., Lyondell Petrochemical Company and American Exploration Company. None of the tenants in the HC Office Properties leases more than 10% of the aggregate net rentable area.

         The Houston CBD submarket consists of 19.5 million square feet of Class A office space, which was approximately 44% of Houston's total Class A office space at June 30, 1997. At June 30, 1997, the Houston CBD Class A office space was 90% occupied, and the average quoted full-service market rental rate for such space was $15.85 per square foot.

         The aggregate tax basis for the HC Complex of depreciable real property and improvements and personal property for federal income tax purposes is $250.1 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1996 realty tax rate, for HC Complex and the 20 acres of undeveloped commercial land, was $2.92 per $100 of the $174 million assessed value. The total amount of tax at this rate for 1996 was approximately $5.1 million.

         For the year ended December 31, 1996 and the six months ended June 30, 1997, utility expense was approximately $4.6 million and $2.3 million, respectively, and expenses for repairs, maintenance and contract services were approximately $7.9 million and $3.4 million, respectively, for the HC Complex and the 20 acres of undeveloped commercial land.

         The Company has no immediate plans to renovate the HC Office Properties, other than expenditures associated with the maintenance of the property. Management believes that Houston Center is suitable and adequate for continued use as Class A office properties, full-service hotel, retail space and apartments and is adequately covered by insurance.

         The following table sets forth HC Office Properties' year-end occupancy and average base rent per leased square foot for the five years ended December 31, 1996, and for the six months ended June 30, 1997.

               YEAR           OCCUPANCY      AVERAGE BASE RENT(1)(2)
               ----           ---------      -----------------
               1992              88%              $9.64
               1993              79                9.41
               1994              87                8.06
               1995              88                7.58
               1996              92                7.86
              6/30/97            92                7.72


(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square footage for the year or period and excluding expenses payable by or reimbursable from the tenants.

(2) Leases are primarily triple net, with the tenant responsible for payment, or reimbursement of in addition to base rent, of most operating costs of the property, including utilities, real estate taxes and insurance.

     The following table sets forth a schedule of lease expirations for leases in place as of June 30, 1997, for the HC Office Properties, for each of the 10 years beginning with the remainder of 1997, assuming that none of the tenants exercises renewal options and excluding 220,731 square feet of unleased space.



                                                                                                        ANNUAL BASE
                                                          PERCENTAGE                  PERCENTAGE OF      RENT PER
                                       NET RENTABLE       OF LEASED                    TOTAL ANNUAL    SQUARE FOOT
                        NUMBER OF     AREA SUBJECT TO    NET RENTABLE   ANNUAL BASE     BASE RENT        FOR NET
                      TENANTS WITH       EXPIRING        AREA SUBJECT   RENT UNDER     REPRESENTED       RENTABLE
   YEAR OF LEASE        EXPIRING          LEASES         TO EXPIRING     EXPIRING      BY EXPIRING         AREA
    EXPIRATION           LEASES        (SQUARE FEET)       LEASES       LEASES(1)(2)      LEASES       EXPIRING(1)(2)
  -------------------------------------------------------------------------------------------------------------------
  1997                     14              57,651           2.3%        $  450,656            2.1%        $ 7.82
  1998                     69             206,898           8.1          1,170,379            5.3           5.66
  1999                     42             598,126          23.5          4,496,028           20.5           7.52
  2000                     30             171,993           6.8          1,204,020            5.5           7.00
  2001                     34             845,830          33.3          7,427,752           33.8           8.78
  2002                     12             185,500           7.3          2,957,751           13.5          15.94
  2003                      7              66,881           2.6            478,120            2.2           7.15
  2004                      5              76,569           3.0            606,890            2.8           7.93
  2005                      2              59,940           2.4            457,649            2.1           7.64
  2006                      2              60,665           2.4            595,288            2.7           9.81
  2007 and thereafter       4             213,634           8.3          2,117,309            9.5           9.91


-------------------
(1) Calculated based on base rent payable as of the expiration date of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and excluding expenses payable by or reimbursable from the tenants.

(2) Leases are triple net, with the tenant responsible for payment or reimbursement of, in addition to base rent, of most operating costs of the property, including utilities, real estate taxes and insurance.

         Certain matters discussed within this Form 8-K may be interrupted to be forward-looking statements within the meaning of the federal securities laws. Although Crescent Real Estate Equities Company ("Crescent Equities" and, collectively with its subsidiaries, the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that these expectations will be realized. Factors that could cause actual results to differ materially from current expectations include the failure of pending investments to close, changes in general economic conditions, changes in local real estate conditions, changes in industries in which the Company's principal tenants compete, the failure to timely lease unoccupied square footage, the failure to timely re-lease occupied square footage upon expiration of leases, the inability to generate sufficient revenues to meet debt service payments and operating expenses, the unavailability of equity and debt financing and other risks described in the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

         Houston Center

         Report of Independent Public Accountants

         Statements of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1996 and the six month period ended June 30, 1997.

         Notes to Statements.


     (b) PRO FORMA FINANCIAL INFORMATION

         Pro Forma financial statements for the Company as prescribed by
         Article 11 of Regulation S-X will be provided in an amendment to this 8K.

     (C) EXHIBITS

         The following is a list of all exhibits filed as a part of this Form
         8K.


         Exhibit No.             Description of Exhibit
         -----------             ----------------------
            23.01                Consent of Arthur Andersen LLP, Independent
                                 Public Accountants, dated September 30, 1997
                                 (filed herewith)

                                   SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 30, 1997          CRESCENT REAL ESTATE EQUITIES COMPANY




                                    By:   /s/ Dallas. E Lucas
                                       -------------------------------------
                                              Dallas E. Lucas
                                              Senior Vice President and Chief
                                               Financial and Accounting Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                   PAGE
                                                                                                   ----
HOUSTON CENTER
     Report of Independent Public Accountants.................................................       F-3

     Statements of Excess of Revenues Over Specific Operating Expenses for the Year Ended
     December 31, 1996 and the Six Month Period Ended June 30, 1997...........................       F-4

     Notes to Statements......................................................................       F-5

HOUSTON CENTER

STATEMENTS OF EXCESS OF REVENUES OVER
SPECIFIC OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996,
AND FOR THE SIX MONTHS ENDED JUNE 30, 1997

TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Houston Center for the year ended December 31, 1996, and for the six month period ended June 30, 1997. These statements and the supplemental schedules are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements and the supplemental schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses of Houston Center for the year ended December 31, 1996, and for the six month period ended June 30, 1997, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic statements taken as a whole. The supplemental schedules included on pages 4 and 5 are presented for the purposes of additional analysis and are not a required part of the basic statements. This information has been subjected to the auditing procedures applied in our audits of the basic statements taken as a whole.




                                                     ARTHUR ANDERSEN LLP

Dallas, Texas,
    August 22, 1997

                                     HOUSTON CENTER

                            STATEMENTS OF EXCESS OF REVENUES
                            OVER SPECIFIC OPERATING EXPENSES

                         FOR THE YEAR ENDED DECEMBER 31, 1996,
                      AND THE SIX MONTH PERIOD ENDED JUNE 30, 1997


                                                             December 31,       June 30,
                                                                1996              1997
                                                            ------------     ------------
REVENUES:
    Office rent                                             $ 21,761,693     $ 10,745,759
    Stepped rent                                                 (30,158)        (291,114)
    Parking                                                    4,909,768        2,739,939
    Recoveries                                                16,762,064        8,569,720
    Other                                                      2,165,715          862,381
                                                            ------------     ------------

                                                              45,569,082       22,626,685
                                                            ------------     ------------
SPECIFIC OPERATING EXPENSES:
    Real estate taxes                                          5,094,126        2,520,371
    Utilities                                                  4,589,307        2,332,058
    Repairs, maintenance, and contract services                7,939,089        3,406,810
    Leasehold interest expense (First City Tower Garage)         995,832          493,972
    Salaries                                                   2,387,584        1,069,142
    General and administrative                                 1,844,256          829,184
    Management fees                                            1,962,873          958,472
    Insurance                                                    529,401          278,342
                                                            ------------     ------------

                                                              25,342,468       11,888,351
                                                            ------------     ------------
EXCESS OF REVENUES OVER SPECIFIC
    OPERATING EXPENSES                                      $ 20,226,614     $ 10,738,334
                                                            ============     ============



            The accompanying notes are an integral part of these statements.

                                HOUSTON CENTER

                  NOTES TO STATEMENTS OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES

                     DECEMBER 31, 1996, AND JUNE 30, 1997


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Houston Center (the "Property") is a combination of the following certain assets located in downtown Houston, Texas.

Asset                                     Type               Square Feet/No. of units
-----                                     ----               ------------------------

1 Houston Center                          Office             1,065,215 sq. ft.
2 Houston Center                          Office             1,024,956 sq. ft.
4 Houston Center                          Office             674,247 sq. ft.
The Park Shops                            Retail             190,729 sq. ft.
Houston Center Garage                                        1,353 spaces
First City Tower Garage leasehold interest                   731 spaces
Undeveloped Land                                             870,000 sq. ft.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1996, and for the six months ended June 30, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

The Property (except for The Park Shops) entered into a management agreement with Heitman Properties of Texas Ltd. (the "Manager") on September 30, 1993. The agreement with the Manager requires a management fee of 4.25% of gross rental receipts, as defined. The Park Shops entered into a management agreement with Urban Retail Properties Co. ("Urban"). Urban receives a management fee of 4.25% of gross rental receipts, as defined. Total management fees for the year ended December 31, 1996, and for the six month period ended June 30, 1997, were approximately $1,962,873 and $ 958,472, respectively. The agreements currently expire September 30, 1999. However, in conjunction with the sale of the Property, the agreements are being amended to expire on December 31, 1998.

4.   SIGNIFICANT TENANTS:

There are no individual tenants that occupy more than 10% of the net rentable square footage of the Property as of June 30, 1997.

5.   FIRST CITY TOWER GARAGE LEASEHOLD INTEREST:

The Property's owner leases 731 spaces located in the First City Tower Garage from an affiliate. The lease expires in 2019. The lease requires monthly installments based on estimates of the garage's operations for each year. The estimates of expenses are reconciled to actual expenses in the following year.

                                                                     SCHEDULE I

                                 HOUSTON CENTER

                        STATEMENTS OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES BY ASSET

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                      1 Houston      2 Houston         4 Houston         The Park
                                        Center         Center            Center            Shops
                                     -----------     ------------      -----------      -----------
REVENUES:
     Office rent                     $ 8,161,593     $  7,274,383      $ 4,094,402      $ 2,231,315
     Stepped rent                        206,622         (157,294)         (48,133)         (31,353)
     Parking (A)                         387,759          673,414          211,222               --
     Recoveries                        5,695,959        6,180,408        3,775,454        1,110,243
     Other                               548,682          705,180          620,905          249,808
                                     -----------     ------------      -----------      -----------
                                      15,000,615       14,676,091        8,653,850        3,560,013
                                     -----------     ------------      -----------      -----------

SPECIFIC OPERATING EXPENSES:
     Real estate taxes                 1,586,259        1,347,783        1,074,583          331,420
     Utilities                         1,563,791        1,557,007          972,075          375,831
     Repairs, maintenance,
         and contract services         2,337,064        2,702,426        1,610,049        1,038,962
     Leasehold interest expense               --               --               --               --
     Salaries                            693,682          815,513          548,190          318,786
     General and administrative          576,957          395,332          269,810          536,424
     Management fees                     626,037          625,602          382,744          177,368
     Insurance                           156,642          193,887           93,758           34,686
                                     -----------     ------------      -----------      -----------
                                       7,540,432        7,637,550        4,951,209        2,813,477
                                     -----------     ------------      -----------      -----------
EXCESS OF REVENUES OVER SPECIFIC
     OPERATING EXPENSES              $ 7,460,183     $  7,038,541      $ 3,702,641      $   746,536
                                     ===========     ============      ===========      ===========

                                        Houston       First City     Undeveloped     Consolidated
                                     Center Garage   Tower Garage       Land             Total
                                     -------------   ------------    -----------     ------------
REVENUES:
     Office rent                       $       --     $       --     $        --     $ 21,761,693
     Stepped rent                              --             --              --          (30,158)
     Parking (A)                        1,819,681      1,218,419         599,273        4,909,768
     Recoveries                                --             --              --       16,762,064
     Other                                  5,040             --          36,100        2,165,715
                                       ----------     ----------     -----------     ------------
                                        1,824,721      1,218,419         635,373       45,569,082
                                       ----------     ----------     -----------     ------------

SPECIFIC OPERATING EXPENSES:
     Real estate taxes                    318,153        150,400         285,528        5,094,126
     Utilities                             49,770             --          70,833        4,589,307
     Repairs, maintenance,
         and contract services            152,982             --          97,606        7,939,089
     Leasehold interest expense                --        995,832              --          995,832
     Salaries                               7,184             --           4,229        2,387,584
     General and administrative                --             --          65,733        1,844,256
     Management fees                       74,451         48,550          28,121        1,962,873
     Insurance                             25,871             --          24,557          529,401
                                       ----------     ----------     -----------     ------------
                                          628,411      1,194,782         576,607       25,342,468
                                       ----------     ----------     -----------     ------------
EXCESS OF REVENUES OVER SPECIFIC
     OPERATING EXPENSES                $1,196,310     $   23,637     $    58,766     $ 20,226,614
                                       ==========     ==========     ===========     ============



(A) Parking is net of expenses paid by the third party operator.

                                                                    SCHEDULE II

                                 HOUSTON CENTER

                        STATEMENTS OF EXCESS OF REVENUES
                   OVER SPECIFIC OPERATING EXPENSES BY ASSET

                       FOR THE PERIOD ENDED JUNE 30, 1997


                                      1 Houston       2 Houston         4 Houston         The Park
                                        Center          Center            Center            Shops
                                     -----------     ------------      -----------      -----------
REVENUES:
     Office rent                     $ 4,366,484      $ 3,586,693      $ 1,720,578       $1,072,578
     Stepped rent                        (67,273)        (129,295)         (67,218)         (27,328)
     Parking (A)                         204,747          372,694          120,001               --
     Recoveries                        3,009,647        3,058,185        1,823,901          677,987
     Other                               292,612          122,024          323,661          114,364
                                     -----------      -----------      -----------      -----------
                                       7,806,217        7,010,301        3,920,349        1,837,601
                                     -----------      -----------      -----------      -----------

SPECIFIC OPERATING EXPENSES:
     Real estate taxes                   793,130          666,990          537,291          141,398
     Utilities                           849,051          799,552          488,721          154,463
     Repairs, maintenance,
         and contract services         1,108,755        1,091,851          622,498          486,411
     Leasehold interest expense               --               --               --               --
     Salaries                            361,886          311,355          249,526          141,019
     General and administrative          218,266          182,227          165,193          249,055
     Management fees                     330,183          309,292          149,475           86,442
     Insurance                            92,074          100,223           44,550           17,464
                                     -----------      -----------      -----------      -----------
                                       3,753,345        3,461,490        2,257,254        1,276,252
                                     -----------      -----------      -----------      -----------
EXCESS OF REVENUES OVER SPECIFIC
     OPERATING EXPENSES              $ 4,052,872      $ 3,548,811      $ 1,663,095      $   561,349
                                     ===========      ===========      ===========      ===========

                                        Houston       First City     Undeveloped     Consolidated
                                     Center Garage   Tower Garage       Land             Total
                                     -------------   ------------    -----------     ------------
REVENUES:
     Office rent                       $       --     $     --     $        --     $ 10,745,759
     Stepped rent                              --           --              --         (291,114)
     Parking (A)                        1,009,422      621,616         411,459        2,739,939
     Recoveries                                --           --              --        8,569,720
     Other                                  2,520           --           7,200          862,381
                                       ----------     --------     -----------     ------------
                                        1,011,942      621,616         418,659       22,626,685
                                       ----------     --------     -----------     ------------

SPECIFIC OPERATING EXPENSES:
     Real estate taxes                    160,574       77,854         143,134        2,520,371
     Utilities                             20,783           --          19,488        2,332,058
     Repairs, maintenance,
         and contract services             42,294           --          55,001        3,406,810
     Leasehold interest expense                --      493,972              --          493,972
     Salaries                               3,862           --           1,494        1,069,142
     General and administrative                --           --          14,443          829,184
     Management fees                       39,213       27,186          16,681          958,472
     Insurance                             12,360           --          11,671          278,342
                                       ----------     --------     -----------     ------------
                                          279,086      599,012         261,912       11,888,351
                                       ----------     --------     -----------     ------------
EXCESS OF REVENUES OVER SPECIFIC
     OPERATING EXPENSES                $  732,856     $ 22,604     $   156,747     $ 10,738,334
                                       ==========     ========     ===========     ============



(A) Parking is net of expenses paid by the third party operator.

                                 EXHIBIT INDEX


Exhibit Number                          Description
--------------                          -----------
   23.01                Consent of Arthur Andersen LLP, Independent Public
                        Accountants, dated September 30, 1997 (filed herewith)